EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the “Report”) by CNS Response, Inc. (the “Registrant”), the undersigned hereby certifies that to the best of his knowledge:

1.             the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 15, 2014	/s/ George Carpenter
George Carpenter
Chief Executive Officer (Principal Executive Officer)

Date: May 15, 2014	/s/ Paul Buck
Paul Buck
Chief Financial Officer (Principal Financial Officer)